UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2018 (May 10, 2018)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

On May 10, 2018, James N. Carbone, Chief Executive Officer, President and Director of RREEF Property Trust, Inc. (the “Company”), resigned from his positions as the Company’s Chief Executive Officer and President. Mr. Carbone will continue to serve as a member of the Company’s board of directors (the “Board”).

Appointment of Officer

On May 14, 2018, the Board appointed Julianna S. Ingersoll to serve as Chief Executive Officer and President of the Company, effective as of May 14, 2018.

In connection with the appointment of Ms. Ingersoll, on May 14, 2018, the Board removed Ms. Ingersoll from her previous positions as Chief Operating Officer and Executive Vice President, effective as of May 14, 2018.

Mr. Ingersoll’s biographical information is set forth below:

Julianna S. Ingersoll, 38, is our Chief Executive Officer and President. Ms. Ingersoll previously served as our Chief Operating Officer and Executive Vice President from February 2015 until May 14, 2018 and as our Chief Financial Officer and Vice President from February 2012 to February 2015. Ms. Ingersoll has also served as a Director, Real Estate, Americas, of DWS, since February 2012. Prior to this position, Ms. Ingersoll was a Vice President of Business Development for RREEF Real Estate, currently RREEF America, our sponsor, which, together with its affiliates in Europe and Asia, comprises the global real estate investment business of DWS, from November 2007 to February 2012, where she sourced, underwrote and executed strategic transactions. Prior to joining RREEF Real Estate, she held various positions with Deutsche Bank. From May 2006 to November 2007, Ms. Ingersoll served as Vice President of the Residential Mortgage-Backed Securities group of Deutsche Bank, where she was responsible for sourcing, underwriting and executing strategic acquisitions and joint ventures. From 2004 to 2006, she served as an Associate and Vice President of the Corporate Investments group of Deutsche Bank, where she was responsible for sourcing and executing strategic acquisitions and divestitures. From 2003 to 2004, she served as an Analyst for the Corporate Investments group of Deutsche Bank. Ms. Ingersoll joined Deutsche Bank in June 2001 as an analyst for the Technology Investment Banking team. Ms. Ingersoll holds a B.S. in Business Administration from Washington & Lee University.

Agreements with Officer

In connection with Ms. Ingersoll’s initial appointment as the Company's Chief Financial Officer described above, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Ms. Ingersoll (the “Indemnitee”). The Indemnification Agreement is substantially identical to the Indemnification Agreements entered into by the Company with its other directors and officers and provides that, subject to certain limitations set forth therein, the Company will indemnify each Indemnitee to the fullest extent permitted by Maryland law and the Company’s charter, for amounts incurred as a result of an Indemnitee’s service in her role as an officer of the Company or in other roles as the Company may require from time to time. The Indemnification Agreement further provides that, subject to the limitations set forth therein, the Company will advance all reasonable expenses to the Indemnitee in connection with proceedings covered by the Indemnification Agreement.

Subject to certain limitations set forth therein, the Indemnification Agreement places limitations on the indemnification of the Indemnitee to the extent an Indemnitee is found to have acted in bad faith or with active and deliberate dishonesty and such actions were material to the matter that caused the loss to the Company. The Indemnification Agreement also provides that, except for a proceeding brought by an Indemnitee and certain proceedings involving separate defenses, counterclaims or other conflicts of interest, the Company has the right to defend the Indemnitee in any proceeding which may give rise to indemnification under the Indemnification Agreement.

The description of the Indemnification Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the full terms of the Indemnification Agreement. The Company has filed a Form of Indemnification Agreement with Pre-Effective Amendment No. 2 to its Registration Statement on Form S-11, filed September 21, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2018, the Company held its annual meeting of stockholders at 345 Park Avenue, 24th floor, New York, New York, 10154. Stockholders representing 4,515,199 shares, or 54.41% of the outstanding shares of the Company’s common stock, $0.01 par value per share, as of March 16, 2018, were present in person or were represented at the meeting by proxy.

The purpose of this meeting was to consider and vote upon the following two proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their respective successors are elected and qualify; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

At the annual meeting, the stockholders elected all seven director nominees and ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld
Proposal 1: Election of Directors
W. Todd Henderson	4,501,982	13,217
James N. Carbone	4,265,279	249,920
Marc L. Feliciano	4,477,267	37,932
Murray J. McCabe	4,501,982	13,217
Deborah H. McAneny	4,501,982	13,217
M. Peter Steil, Jr.	4,501,982	13,217
Charles H. Wurtzebach, Ph.D.	4,501,982	13,217

	Votes For	Votes Against	Abstentions
Proposal 2: Ratification of Appointment of KPMG LLP	4,496,122	5,987	13,090

Item 7.01 Regulation FD Disclosure.

On May 15, 2018, the Company issued a press release announcing that Ms. Ingersoll has been appointed as the Company's Chief Executive Officer and President.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1	Press release announcing the appointment of Julianna S. Ingersoll as Chief Executive Officer and President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF PROPERTY TRUST, INC.

By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 15, 2018